METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED MAY 20, 2011

TO THE

PROSPECTUS DATED MAY 1, 2011

LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

The following changes are made to the prospectus of Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. John J. Slavik, CFA, Mark F. Burns, CFA, and Joseph R. Gatz, CFA, have managed the Portfolio since 2005 in the case of Messrs. Slavik and Burns, and since 2000 in the case of Mr. Gatz. Messrs. Slavik, Burns and Gatz are the day-to-day managers of the Portfolio and make the final investment decisions for the Portfolio. For additional information, please see “Additional Information about Management — The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day managers of the Portfolio and make the final investment decisions for the Portfolio. Messrs. Slavik and Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio. Messrs. Slavik, Burns and Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since 2005. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since 2000.